EXHIBIT 10.9

AMENDMENT NO. 1 TO CREDIT AGREEMENT

            THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, is dated as of January 31, 2003 (this “Amendment”), among the following:

            (i)        STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the “Company”);

            (ii)       the Foreign Subsidiary Borrowers party to the Credit Agreement, as hereinafter defined;

            (iii)      the Lenders party to the Credit Agreement; and

            (iv)      NATIONAL CITY BANK, a national banking association, as a Lender, the Collateral Agent and the Administrative Agent under the Credit Agreement (in such latter capacity, the “Administrative Agent”).

            PRELIMINARY STATEMENTS:

            (1)       The Company, the Foreign Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of May 1, 2002 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein having the meanings provided in the Credit Agreement).

            (2)       The parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.

            NOW, THEREFORE, the parties hereby agree as follows:

            Section 1.        Amendments.

            1.1       Amendment to Section 9.12.  Section 9.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            9.12.    Certain Leases.  The Company will not permit the aggregate payments (excluding any property taxes, insurance or maintenance obligations paid by the Company and its Subsidiaries as additional rent or lease payments) by the Company and its Subsidiaries on a consolidated basis under agreements to rent or lease any real or personal property for a period exceeding 12 months (including any renewal or similar option periods), other than any leases constituting Capital Leases, to exceed $10,000,000 during any fiscal year.

          Section 2.     Representations and Warranties.

          The Company represents and warrants as follows:

          2.1.      Authorization and Validity of Amendment.  This Amendment has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by a duly authorized officer of the Company, and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          2.2.      Representations and Warranties.   The representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

          2.3.      No Event of Default.  Upon giving effect to this Amendment, no Default or Event of Default exists or hereafter will begin to exist.

           2.4.     Compliance.  Each Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

           2.5.     No Claims.  No Credit Party is aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

          Section 3.    Ratifications.

          Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

          Section 4.     Binding Effect.

            This Amendment shall become effective on the date first set forth above (the “Amendment Effective Date”), but with retroactive effect to December 31, 2002, subject to the satisfaction of the following conditions:

        (a)       the Company, each other Borrower (if any), the Administrative Agent and the Required Lenders shall have delivered an executed counterpart of this Amendment to the Administrative Agent;

       (b)       the Company shall have caused each Subsidiary Guarantor to consent and agree to and acknowledge the terms of this Amendment;

             (c)       the Company shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with this Amendment and the documents executed in connection therewith; and

             (d)       the Company shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent and the Lenders.

Section 5.        Miscellaneous.

            5.1.      Survival of Representations and Warranties.  All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

            5.2.      Reference to Credit Agreement.  The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

            5.3.      Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

            5.4.      Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio without regard to conflicts of laws provisions.

            5.5.      Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

            5.6.      Entire Agreement.  This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.  Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.

            5.7.      Waiver of Claims.  The Company, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees,

attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the Company is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

          5.8.      Counterparts.  This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

[Remainder of page intentionally left blank.]

          5.9. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

STONERIDGE, INC.

By:	/s/ KEVIN P. BAGBY

Name:	Kevin P. Bagby

Title:	Vice-President and Chief Financial Officer

NATIONAL CITY BANK, as a Lender and the Administrative Agent

By:	/s/ PATRICK M. PASTORE

Name:	Patrick M. Pastore

Title:	Senior Vice-President

[SIGNATURE PAGES OF OTHER LENDERS FOLLOW]

Signature Page to Amendment No. 1

Comerica Bank		AMMC CDO II, Limited

		By:	American Money Management Corp., As Collateral Manager

By:	/s/ SARAH N. RIGGS	By:	/s/ DAVID P. MEYER
Name:	Sarah N. Riggs	Name:	David P. Meyer
Title:	Account Officer	Title:	Vice-President

Deutsche Bank Trust Company Americas

By:	/s/ M. A. ORLANDO	David L. Babson & Co., Inc.
Name:	Marco Orlando	As collateral manager for: D25 Mayplewood (Cayman) Limited GIA-Long Term Pool Newton CDO Ltd. SSB Fund 1
Title:	Director

Fifth Third Bank

By:	/s/ C. S. HELMECI	By:	/s/ GLENN DUFFY
Name:	C. S. Helmeci	Name:	Glenn Duffy
Title:	Vice-President	Title:	Managing Director

U.S. Bank, N.A.			Flagship CLO – 2001-1

By:	/s/ JOHN D. BARRETT	By:	/s/ MARK PELLETIER
Name:	John D. Barrett	Name:	Mark Pelletier
Title:	Senior Vice-President	Title:	Director

AMMC CDO I, Limited		Columbus Loan Funding Ltd.

By:	American Money Management Corp., As Collateral Manager	By:	Travelers Asset Management International Company, LLC

By:	/s/ DAVID P. MEYER	By:	/s/ MATTHEW J. MCINERNY
Name:	David P. Meyer	Name:	Matthew J. McInerny
Title:	Vice-President	Title:	Investment Officer

Signature Page to Amendment No. 1 to
the Credit Agreement dated as of May 1, 2002 by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 1

Citigroup Investments Corporate Loan Fund Inc.		Endurance CLO I, Ltd.

By:	Travelers Asset Management International Company, LLC	By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ MATTHEW J. MCINERNY	By:	/s/ PHILIP C. ROBBINS
Name:	Matthew J. McInerny	Name:	Philip C. Robbins
Title:	Investment Officer	Title:	Vice-President

The Travelers Insurance Company		Nemean CLO, Ltd.

		By:	ING Capital Advisors LLC, as Investment Manager

By:	/s/ MATTHEW J. MCINERNY	By:	/s/ PHILIP C. ROBBINS
Name:	Matthew J. McInerny	Name:	Philip C. Robbins
Title:	Investment Officer	Title:	Vice-President

Archimedes Funding III, Ltd.			ORYX CLO, Ltd.

By:	ING Capital Advisors LLC, as Collateral Manager	By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ PHILIP C. ROBBINS	By:	/s/ PHILIP C. ROBBINS
Name:	Philip C. Robbins	Name:	Philip C. Robbins
Title:	Vice-President	Title:	Vice-President

Archimedes Funding IV (Cayman), Ltd.		Sequils-ING I (HBDGM), Ltd.

By:	ING Capital Advisors LLC, as Collateral Manager	By:	ING Capital Advisors LLC, as Collateral Manager

By:	/s/ PHILIP C. ROBBINS	By:	/s/ PHILIP C. ROBBINS
Name:	Philip C. Robbins	Name:	Philip C. Robbins
Title:	Vice-President	Title:	Vice-President

Signature Page to Amendment No. 1 to
the Credit Agreement dated as of May 1, 2002 by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 1

ING Prime Rate Trust

By:	ING Investments LLC, as Investment Manager

By:	/s/ MARK F. HAAK
Name:	Mark F. Haak, CFA
Title:	Vice-President

ING Senior Income Fund

By:	ING Investments LLC, as Investment Manager

By:	/s/ MARK F. HAAK
Name:	Mark F. Haak, CFA
Title:	Vice-President

ML CLO XII Pilgrim America (Cayman) Ltd.

By:	ING Investments LLC, as Investment Manager

By:	/s/ MARK F. HAAK
Name:	Mark F. Haak, CFA
Title:	Vice-President

Signature Page to Amendment No. 1 to
the Credit Agreement dated as of May 1, 2002 by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

GUARANTOR ACKNOWLEDGMENT

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 1 to the Credit Agreement.  Each of the undersigned specifically agrees to the waivers set forth in such agreement, including, but not limited to, the jury trial waiver. Each of the undersigned further agrees that the obligations of the each of the undersigned pursuant to the Subsidiary Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

         Each of the undersigned hereby waives and releases the Administrative Agent and the Lenders and the respective directors, officers, employees, attorneys, affiliates and subsidiaries of the Administrative Agent and the Lenders from any and all claims, offsets, defenses and counterclaims of which the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

STONERIDGE CONTROL DEVICES, INC.		STONERIDGE ELECTRONICS, INC.

By:	/s/ KEVIN P. BAGBY	By:	/s/ KEVIN P. BAGBY
Name:	Kevin P. Bagby	Name:	Kevin P. Bagby
Title:	Director	Title:	Director

STONERIDGE, INC.
as a Borrower

THE FOREIGN SUBSIDIARY BORROWERS
party thereto

THE LENDERS NAMED THEREIN
as Lenders

NATIONAL CITY BANK
as a Lender, a Joint Lead Arranger
the Administrative Agent and the Collateral Agent

DEUTSCHE BANK SECURITIES, INC.
as a Joint Lead Arranger

COMERICA BANK and
PNC BANK, NATIONAL ASSOCIATION
as the Co-Documentation  Agents

____________________

AMENDMENT NO. 1
dated as of January 31, 2003
to
the CREDIT AGREEMENT

dated as of

May 1, 2002

_____________________